CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 17, 1998 included in this Form 10-K/A, into the Company's previously filed Registration Statement File No. 333-14539.


                                                             ARTHUR ANDERSEN LLP


Phoenix, Arizona,
June 19, 1998.